UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2006
WESTERN IOWA ENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	000-51965 (Commission File Number)	41-2143913 (I.R.S. Employer Identification No.)
1220 S. Center Street
P.O. Box 399
Wall Lake, Iowa 51466
(Address of principal executive offices)
(712) 664-2173
(Issuer’s telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Departure of Directors
     Dave Sieck, Denny Mauser, Orlin Steinkamp and Tom Schroeder refused to stand for re-election to the board of directors at the 2006 Annual Meeting of Western Iowa Energy held on August 12, 2006.
Departure of Treasurer (Principal Financial Officer)
     Effective August 12, 2006, Dave Sieck resigned as Treasurer (Principal Financial Officer) of Western Iowa Energy, LLC.
Appointment of Interim Treasurer(Principal Financial Officer)
     On August 12, 2006, Warren Bush was appointed interim Treasurer (Principal Financial Officer) of Western Iowa Energy, LLC. Mr. Bush has been a practicing attorney for 33 years and currently serves as a Sac County Magistrate. In addition, Mr. Bush is a principal in the biodiesel consulting firm, The Biodiesel Group, LLC. Mr. Bush also serves as a director for Iowa Renewable Energy, LLC, Western Dubuque Biodiesel, LLC and Central Iowa Energy, LLC.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN IOWA ENERGY, LLC
8/16/06	/s/ John Geake
Date	John Geake, President